                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 July 31, 2001
                                 -------------
                Date of Report (Date of earliest event reported)

                            MEXICAN RESTAURANTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Texas                         000-28234                 76-0493269
-----------------------        ------------------------   ----------------------
(State of Organization)        (Commission File Number)        (IRS Employer
                                                             Identification No.)



                                 1135 Edgebrook
                             Houston, TX 77034-1899
  ----------------------------------------------------------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

         On July 31, 2001, Mexican Restaurants, Inc. (the "Company") received an offer from Wyndcrest Holdings, LLC to acquire all of the currently outstanding capital stock and warrants of the Company and refinance existing bank debt. The board of directors of the Company is reviewing the offer together with its financial advisor, First Tennessee Securities Corporation.

         Copies of the letter of intent setting forth the offer and the Company's press release with respect to the offer are filed as exhibits to this report.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

                  2.1 Proposed letter of intent, July 30, 2001 (Not Executed by Company)

                  99.1     Press release, dated July 31, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MEXICAN RESTAURANTS, INC.



                           By: /s/ Andrew J. Dennard
                               -------------------------------------------------
                               Name:   Andrew J. Dennard
                               Title:  Vice President, Chief Financial Officer,
                                       Treasurer and Corporate Secretary


Date:   August 1, 2001




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                                  EXHIBIT INDEX



       EXHIBIT
       NUMBER      DESCRIPTION
       -------     -----------

         2.1       Proposed letter of intent, July 30, 2001 (Not Executed by
                   Company)

         99.1      Press release of Mexican Restaurants, Inc. dated July 31, 2001.